                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY


                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of November 12, 1999

                                      Among

                               ARTISTDIRECT, INC.
                                       and
                     CHASE VENTURE CAPITAL ASSOCIATES, L.P.
                                       and
                      CASSANDRA/ARTISTDIRECT PARTNERS, LLC
                                       and
                          CCP/PSILOS ARTISTDIRECT, LLC
                                       and
                               CCP/PSILOS UBL, LLC
                                       and
                           FLATIRON FUND 1998/99, LLC
                                       and
                            FLATIRON ASSOCIATES, LLC
                                       and
                         SPINNAKER TECHNOLOGY FUND, L.P.
                                       and
                          SPINNAKER FOUNDERS FUND, L.P.
                                       and
                          SPINNAKER CLIPPER FUND, L.P.
                                       and
                           PSILOS GROUP PARTNERS L.P.
                                       and
                       TORONTO DOMINION INVESTMENTS, INC.
                                       and
                       CONSTELLATION VENTURE CAPITAL, L.P.
                                       and
                       CONSTELLATION VENTURES (BVI), INC.
                                       and
                                   RICK RUBIN
                                       and
                                   MARK DI DIA
                                       and
                               BRUCE E. VAN DALSEM
                                       and
                               HENRY D. GRADSTEIN
                                       and
                           MEADOWLANE ENTERPRISES LTD.
                                       and
                           UNIVERSAL MUSIC GROUP, INC.


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        This THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made and entered into as of November 12, 1999, by and among ARTISTDIRECT, INC, a Delaware corporation ("AD"), CHASE VENTURE CAPITAL ASSOCIATES, a California limited partnership, CASSANDRA/ARTISTDIRECT PARTNERS, LLC, a Delaware limited liability company, CCP/PSILOS ARTISTDIRECT, LLC, a Delaware limited liability company, CCP/PSILOS UBL, LLC, a Delaware limited liability company, FLATIRON FUND 1998/99 LLC, a Delaware limited liability company, FLATIRON ASSOCIATES, LLC, a Delaware limited liability company, SPINNAKER TECHNOLOGY FUND, L.P., a Delaware limited partnership, SPINNAKER FOUNDERS FUND, L.P., a Delaware limited partnership, SPINNAKER CLIPPER FUND, L.P., a Delaware limited partnership, PSILOS GROUP PARTNERS L.P., a Delaware limited partnership, TORONTO DOMINION INVESTMENTS, INC., a Delaware corporation, CONSTELLATION VENTURE CAPITAL, L.P., a Delaware limited partnership, CONSTELLATION VENTURES (BVI), INC., a British Virgin Islands corporation, MEADOWLANE ENTERPRISES LTD. ("Meadowlane") and UNIVERSAL MUSIC GROUP, INC., a California corporation ("Universal") (the foregoing entities, collectively and with the exception of AD, the "Investor Securityholders"), MARK DI DIA, an individual ("Di Dia"), BRUCE E. VAN DALSEM, an individual ("Van Dalsem"), HENRY D. GRADSTEIN, an individual ("Gradstein"), and RICK RUBIN an individual ("Rubin"; each of the Investor Securityholders, Di Dia, Van Dalsem, Gradstein and Rubin, a "Securityholder" and collectively, the "Securityholders"), MARC P. GEIGER, an individual residing at 3378 Alginet Drive, Encino, California 91436 ("Geiger"), and DONALD MULLER, an individual residing a 20324 Howard Court, Woodland Hills, California 91364 ("Muller").

        The Securityholders are the purchasers and holders, as the case may be, of certain Registrable Securities (as defined below) issued by the Company. The Company and the Securityholders deem it to be in their respective best interests to set forth the rights of the Securityholders in connection with public offerings and sales of the Registrable Securities.

        Capitalized terms used herein and not otherwise defined shall have the meanings ascribed them in the Stockholders Agreement.

        NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and each of the parties hereto, intending legally to be bound, hereby agree as follows.



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        SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

        "Affiliate" of any Person means any other Person who either directly or indirectly is in Control of, is Controlled by, or is under common Control with such Person; provided, that for purposes of this definition, an investment entity shall be deemed to be Controlled by its investing manager, investment advisor or general partner or by reason of contract or otherwise.

        "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to close.

        "Capital Stock" shall mean any and all shares, interests, participation rights or other equivalents (however designated) of capital stock of the Company, and any and all rights, warrants and options to purchase any of the foregoing.

        "Company" shall mean AD and any successor to AD by way of merger, consolidation, share exchange, or other reorganization or recombination.

        "Consent Letter" shall mean that certain letter dated the date hereof, among the Company and the Series C Preferred Stockholders, regarding the Series C Preferred Stockholders' consent to the issuance of additional shares of Series C Preferred Stock.

        "Control" shall mean the power to direct the affairs of an entity by reason of ownership of equity securities, by contract, or otherwise.

        "Current Registration Statement" shall mean the Company's Registration Statement on Form S-1 initially filed with the Securities and Exchange Commission on September 22, 1999 (file number 333-87547), as amended from time to time.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

        "First Issue AD Securities" shall mean the common stock issued or issuable upon conversion of the 5,850,519 shares of Series A Preferred Stock issued to Constellation Venture Capital, L.P. and Constellation Ventures (BVI), Inc. pursuant to the Merger Agreement. The amount of First Issue AD Securities shall not be adjusted to include any securities issued or issuable in connection with any Preferred Return thereon.

        "Founders" shall mean Geiger and Muller.

        "Holder" shall mean any Person that owns Registrable Securities, and including such successors and assigns as acquire Registrable Securities, directly or indirectly, from such Person; provided, however, that for purposes of Sections 3, 4 and 10, the term "Holder" shall not include the Founders, including such successors and assigns as acquire Registrable Securities,


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directly or indirectly, from the Founders. For purposes of this Agreement, the
Company may deem the registered holder of a Registrable Security as the Holder thereof.

        "Investor Securityholders" has the meaning set forth in the preamble.

        "Meadowlane Requisite Share Number" shall mean a number of Registrable Securities representing (on an as converted basis) not less than the lesser of
(A) 25% of the aggregate shares of the Registrable Securities held by Meadowlane as of the date of any such determination (calculated on a fully diluted basis) or (B) $5 million in fair market value of Registrable Securities, as reasonably determined by the Board of Directors of the Company.

        "Merger Agreement" shall mean that certain Merger Agreement dated as of October 6, 1999 by and between the Company and ARTISTdirect, LLC.

        "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, any instrumentality, division, agency, body or department thereof).

        "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

        "Registrable Class" shall mean the class of Capital Stock which includes the Registrable Securities.

        "Registrable Securities" shall mean (i) the common stock issuable upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, (ii) the shares of common stock issued pursuant to the Merger Agreement (including any such shares which were transferred to Di Dia, Van Dalsem and Gradstein prior to the date hereof), (iii) any shares of common stock acquired from time to time (A) from the Company pursuant to Section
2.1 of the Stockholders Agreement or (B) pursuant to Section 5.5 of the Stockholders Agreement, (iv) any shares of Common Stock acquired from the Company in connection with a Roll-up Transaction (as defined in that certain Memorandum of Understanding dated as of the date hereof between the Company and Universal and/or its Affiliates), (v) any common stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, split or reverse split, combination, recapitalization, reclassification, merger or consolidation, exchange, or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in (i), (ii), (iii) and (iv) above, excluding in all cases, however, any Registrable Securities sold by a Holder in a transaction in which such Holder's rights under this Agreement are not assigned. Notwithstanding the foregoing, common stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or

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dealer or underwriter in a registered public distribution, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof (including Rule 144 promulgated thereunder) so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

        "Registration Expenses" shall have the definition set forth in Section 7 hereof.

        "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

        "Requisite Share Number" shall mean (i) in the case of a demand made for an initial public offering of the Company, a number of Registrable Securities representing (on an as converted basis) not less than either the lesser of (A) 5% of the aggregate shares of the Registrable Class outstanding as of the date of any such determination (calculated on a fully diluted basis) or (B) $5 million in fair market value of Registrable Securities, as reasonably determined by the Board of Directors of the Company, or (ii) in the case of a demand made for an offering after an initial public offering of the Company a number of Registrable Securities (A) described in clause (i)(B) above or (B) such lesser number of Registrable Securities as constitutes, in the aggregate, not less than 2% of the total number of shares of the Registrable Class then outstanding (calculated on a fully diluted basis), provided, that such number includes all Registrable Securities then owned by the Securityholders (or issued in connection with any dividend, split or reverse split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the interests issued thereunder).

        "Rescission Offer Registration" shall mean (i) any registration statement of the type contemplated under the caption "Rescission Offer" in the current version of the Company's Registration Statement or Form S-1 (a copy of which is attached as Exhibit A hereto) and (ii) any other registration statement, in each case of (i) and (ii), solely covering shares issued or issuable to employees, artists and their managers and advisors.

        "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

        "Rule 144A" shall mean Rule 144A promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

        "Rule 415" shall mean Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

        "SEC" shall mean the Securities and Exchange Commission, or any other federal

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agency at the time administering the Securities Act.

        "Securities Act" shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

        "Series C Preferred Stockholder" shall mean Meadowlane and Universal and any of their permitted transferees pursuant to Section 5.5 of the Stockholders Agreement and to whom such transferees are assigned rights hereunder pursuant to
Section 15 hereunder.

        "Series C Requisite Share Number" shall mean a number of Registrable Securities representing (on an as converted basis) not less than the lesser of
(A) 10% of the aggregate shares of the Registrable Securities held by the Series C Preferred Stockholders as of the date of any such determination (calculated on a fully diluted basis) or (B) $5 million in fair market value of Registrable Securities, as reasonably determined by the Board of Directors of the Company.

        "Shelf Registration" shall mean the registration of Registrable Securities for sale on a continuous or delayed basis pursuant to Rule 415.

        "Shelf Registration Statement" shall mean a Registration Statement filed in connection with a Shelf Registration.

        "Stockholders Agreement" shall mean that certain Amended and Restated Stockholders Agreement dated as of the date hereof, among the Company and certain of its stockholders.

        "Underwritten Offering" shall mean a registered offering in which securities of the Company are sold to an underwriter for resale to the general public.

        SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT. The securities entitled to the benefits of this Agreement are the Registrable Securities. This Agreement will terminate with respect to any Holder after the earlier of (i) ten years following the consummation of an initial public offering of the Registrable Class of the Company or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's Registrable Securities without restriction as to volume.

        SECTION 3. DEMAND REGISTRATION.

        (a) Demand Registrations.

            (i) Securityholders' Demand. Upon the written request of a Securityholder or Securityholders (other than a Series C Preferred Stockholder, which shall not be entitled to initiate a registration effected pursuant this
Section 3(a)(i)) of a majority of the Registrable Securities (the "Initiating Holders"), requesting that the Company effect the registration under the Securities Act, at any time after the earlier of (A) May 18, 2004 or (B) the expiration or earlier termination of any lockup period required by the managing underwriter or

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underwriters of the initial public offering of the securities of the Company
(which such period shall not exceed 180 days), of Registrable Securities and securities of the same class as the Registrable Securities (which shall be treated as Registrable Securities pursuant to this Agreement in connection with such offering) constituting not less than the Requisite Share Number; provided, however, that to the extent the Initiating Holders hold Registrable Securities constituting less than the Requisite Share Number, the Initiating Holders shall offer to the Founders the first opportunity to include a "pro rata portion" (as defined below) of their respective securities of the same class as the Registrable Securities in any demand registration effected pursuant to this
Section 3(a)(i) in order to meet the Requisite Share Numbers, and specifying the intended method of disposition thereof (which may, if the Company is eligible to register common stock on Form S-3 or any similar form, include a continuous or delayed offering pursuant to a Shelf Registration Statement), the Company will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of such Registrable Securities; provided, however, that the Company shall not be obligated to (X) effect more than an aggregate of four demand registrations pursuant to this Section 3(a)(i) or (Y) register any Registrable Securities pursuant to this Section 3(a)(i) for a period of 6 months following the date on which a Registration Statement filed in respect of any previous demand registration under Section 3(a), if any, was declared effective; provided further, that the Company's delay right set forth in the foregoing proviso shall not apply to any registration request pursuant to this Section 3(a)(i) delivered to the Company within 60 days of the expiration of the applicable lock-up period described in clauses (i)(A) and (i)(B) above.

            For the purposes of this Section 3(a)(i) the term "pro rata portion" shall mean Donald Muller's or Marc Geiger's pro rata portion of the difference between (i) the number of shares of Registrable Securities with respect to which (based on their respective share ownership) the Initiating Holders made their demand and (ii) the Requisite Share Number.

        Upon receipt of any request for registration pursuant to this Section 3(a)(i) from any Holders of Registrable Securities, the Company shall promptly give written notice of such request to all other Holders (including the Series C Preferred Stockholders). The Company shall include in the requested registration all Registrable Securities requested to be included by such of the other Holders who shall make such request by written notice to the Company delivered within 10 Business Days of their receipt of the Company's notice. If the Company shall receive a request for inclusion in the registration of the Registrable Securities of additional Holders, it shall promptly so inform the Initiating Holders.

        The Initiating Holders holding a majority of the Registrable Securities requested to be registered pursuant to this Section 3(a)(i) may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request; provided, however, that the Registration Expenses with respect to (i) the first such revoked request shall be borne by the Company,
(ii) the second such revoked request shall be borne by the Initiating Holders and any other holder that indicated it would be including its securities in such demand registration and (iii) the third such revoked request and any request made thereafter shall be borne by the Initiating Holders or at the election of the Initiating Holders, shall be borne by the Company; provided, however, that upon making any such election to cause the Company to bear such Registration Expenses, the amount of

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demand registrations that the Company shall be obligated to effect pursuant to this Section 3(a)(i) shall be reduced by one.

            (ii) Series C Preferred Demand. Upon the written request of one or more Series C Preferred Stockholders requesting that the Company effect the registration under the Securities Act, at any time after the earlier of (A) May 18, 2004 or (B) the one-year anniversary of the consummation of the initial public offering of the securities of the Company, of Registrable Securities constituting the Series C Requisite Share Number, and specifying the intended method of disposition thereof (which may, if the Company is eligible to register common stock on Form S-3 or any similar form, include a continuous or delayed offering pursuant to a Shelf Registration Statement), the Company will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of such Registrable Securities; provided, however, that the Company shall not be obligated (X) to effect more than three demand registrations pursuant to this Section 3(a)(ii) or (Y) register any Registrable Securities pursuant to this Section 3(a)(ii) for a period of 6 months following the date on which a Registration Statement filed in respect of any previous demand registration under Section 3(a), if any, was declared effective; provided further, that the Company's delay right set forth in the foregoing proviso shall not apply to any registration request pursuant to this Section 3(a)(ii) delivered to the Company within 60 days of the expiration of the applicable lock-up period described in clauses (ii)(A) and (ii)(B) above; and provided further, that the number of demand registrations set forth in the first proviso shall be increased by up to two additional demand registration rights, if any, pursuant to the Consent Letter.

        Upon receipt of any request for registration pursuant to this Section 3(a)(ii) from any Holders of Registrable Securities, the Company shall promptly give written notice of such request to all other Holders. The Company shall include in the requested registration all Registrable Securities requested to be included by such of the other Holders who shall make such request by written notice to the Company delivered within 10 Business Days of their receipt of the Company's notice. If the Company shall receive a request for inclusion in the registration of the Registrable Securities of additional Holders, it shall promptly so inform the Holders requesting registration under this Section 3(a)(ii).

        The Holders of a majority of the Registrable Securities requested to be registered by the Series C Preferred Stockholders pursuant to this Section 3(a)(ii) may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request; provided, however, that the Registration Expenses with respect to (i) the first such revoked request shall be borne by the Company, (ii) the second such revoked request shall be borne by such Holders and any other holder that indicated it would be including its securities in such demand registration and (iii) the third such revoked request and any request made thereafter shall be borne by such Holders or at the election of such Holders, shall be borne by the Company; provided, however, that upon making any such election to cause the Company to bear such Registration Expenses, the amount of demand registrations that the Company shall be obligated to effect pursuant to this Section 3(a)(ii) shall be reduced by one.

            (iii) Meadowlane Demand. Upon the written request of Meadowlane

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requesting that the Company effect the registration under the Securities Act, at any time after the consummation of the Roll-Up Transaction (if at all), of Registrable Securities constituting at least the Meadowlane Requisite Share Number, and specifying the intended method of disposition thereof (which may, if the Company is eligible to register common stock on Form S-3 or any similar form, include a continuous or delayed offering pursuant to a Shelf Registration Statement), the Company will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of such Registrable Securities; provided, however, that the Company shall not be obligated to (A) effect more than one (or two, if the fair market value of the shares of the Company's stock received by Meadowlane in connection with, and at the time of, the Roll-Up Transaction is equal to or greater than $100,000,000) demand registration(s) pursuant to this Section 3(a)(iii) or (B) register any Registrable Securities pursuant to this Section 3(a)(iii) for a period of 6 months following the date on which a Registration Statement filed in respect of any previous demand registration under Section 3(a), if any, was declared effective; provided further, that the Company's delay right set forth in the foregoing proviso shall not apply to any registration request pursuant to this
Section 3(a)(iii) delivered to the Company within 60 days of the consummation of the Roll-Up Transaction.

        Upon receipt of any request for registration pursuant to this Section 3(a)(iii) from any Holders of Registrable Securities, the Company shall promptly give written notice of such request to all other Holders. The Company shall include in the requested registration all Registrable Securities requested to be included by such of the other Holders who shall make such request by written notice to the Company delivered within 10 Business Days of their receipt of the Company's notice. If the Company shall receive a request for inclusion in the registration of the Registrable Securities of additional Holders, it shall promptly so inform Meadowlane.

        Meadowlane may, at any time prior to the effective date of the Registration Statement relating to a registration under this Section 3(a)(iii), revoke such request by providing a written notice to the Company revoking such request; provided, however, that the Registration Expenses with respect to (i) the first such revoked request shall be borne by the Company, (ii) the second such revoked request shall be borne by Meadowlane and any other holder that indicated it would be including its securities in such demand registration and
(iii) the third such revoked request and any request made thereafter shall be borne by Meadowlane or at the election of Meadowlane, shall be borne by the Company; provided, however, that upon making any such election to cause the Company to bear such Registration Expenses, the amount of demand registrations that the Company shall be obligated to effect pursuant to this Section 3(a)(iii) shall be reduced by one.


        (b) Effectiveness of Registration Statement. The Company agrees to use its best efforts to (i) cause the Registration Statement relating to any demand registration pursuant to this Section 3 to become effective as promptly as practicable; (ii) thereafter keep such Registration Statement effective continuously for the period specified in the next succeeding paragraph; and
(iii) prevent the occurrence of any event of the kinds described in clauses (4),
(5) and (6) of Section 5(a)(ii).

        A demand registration requested pursuant to this Section 3 will not be deemed to

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have been effected unless the Registration Statement relating thereto has become effective under the Securities Act and remained continuously effective (except as otherwise permitted under this Agreement) for a period ending on the earlier of (i) the date which is six months after the effective date of such Registration Statement (or as to a Shelf Registration Statement the date on which all Registrable Securities covered thereby are eligible for sale without limitation as to volume pursuant to Rule 144), subject to extension as provided in the final paragraph of Section 5(a) and (ii) the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed; provided, however, that if, after such Registration Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or similar order of the SEC or other governmental agency or court (other than by reason of any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by a Holder to the Company specifically for inclusion therein), such registration will be deemed not to have been effected. The Company undertakes to use its best efforts to cause such interference to be removed or terminated.

        (c) Inclusion of Other Securities. The Company, and any other holder of the Company's securities who has registration rights (an "additional requesting holder"), may include its securities in any demand registration effected pursuant to this Agreement; provided, however, that if the managing underwriter or underwriters of a proposed Underwritten Offering contemplated thereby advise the Holder or Holders in writing (i) that the total amount or kind of securities which the Company or any such additional requesting holder intends to include in such proposed public offering is sufficiently large or of a type to materially adversely affect the success of the proposed public offering requested by the Holder or Holders, then the amount of securities to be offered for the account of the Company or any such additional requesting holder, except a Securityholder, shall first be reduced pro rata and, (ii) thereafter, if the amount of securities of the Company and all additional requesting holders (other than Holders) has been reduced to zero pursuant to Section 3(c)(i) and the amount of securities the Holders intend to include in such proposed public offering is greater than the number which can be offered without materially and adversely affecting the success of such proposed public offering, the amount of securities to be offered for the accounts of such requesting Holders shall be reduced pro rata (except as provided below) to the extent necessary to reduce the total amount of securities to be included in such proposed public offering to the amount recommended by such managing underwriter or underwriters; provided, however, that any First Issue AD Securities intended to be included in any registration effected pursuant to this Section 3 shall in no event be subject to reduction pursuant to this Section 3(c) in the case of a registration initiated pursuant to Section 3(a)(i). For purposes of this Section 3(c), the term "pro rata" shall mean the pro rata portion of Registrable Securities, excluding any First Issue AD Securities.

        (d) Delay of Registration. Notwithstanding the terms of this Section 3, if the Company shall furnish to Initiating Holders (or the Series C Preferred Stockholders, in the case of a registration pursuant to Section 3(a)(ii); or Meadowlane, in the case of a registration pursuant to Section 3(a)(iii)), a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously

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detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders (or Meadowlane or the Series C Preferred Stockholders, as the case may be); provided, however, that the Company may not utilize this right (i) more than twice in any 12 month period with respect to registration requests made pursuant to Section 3(a)(i), more than twice in any 12 month period with respect to registration requests made pursuant to Section 3(a)(ii), and more than twice with respect to registration requests made pursuant to Section 3(a)(iii) in any 12 month period or (ii) during the 60 days following the expiration or earlier termination of any lockup period required by the managing underwriter or underwriters of the initial public offering of the securities of the Company unless all Holders were given the opportunity to participate in such initial public offering and the amount of securities offered for the accounts of all such Holders was not reduced; and, provided, further, that the aggregate of the period of any such deferral and the period in which dispositions of Registrable Securities are restricted pursuant to Section 3(a) and Section 10(c) shall not exceed 180 days in any 12 month period (other than the 12 month period in which the initial public offering of the Company occurs, in which case such aggregate shall not exceed 270 days), measured separately for each of (A) the Initiating Holders, with respect to registration requests pursuant to Section 3(a)(i), (B) the Series C Preferred Stockholders, with respect to registration requests pursuant to Section 3(a)(ii), and (C) Meadowlane, with respect to registration requests pursuant to Section 3(a)(iii).

        SECTION 4. PIGGYBACK REGISTRATION. If the Company at any time proposes to file a registration statement with respect to any class of equity securities, whether for its own account (other than the Current Registration Statement or in connection with any registration statement contemplated by Section 3 or a registration statement on Form S-4 or S-8 (or any successor or substantially similar form), any Rescission Offer Registration, or a registration statement filed in connection with an exchange offer or offering or securities solely to the Company's existing securityholders), or for the account of a holder of securities of the Company (a "Requesting Securityholder"), then the Company shall in each case give written notice of such proposed filing to the Founders and all Holders of Registrable Securities at least 15 Business Days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to the Founders and all Holders the opportunity to have any or all of the Registrable Securities held by the Founders and such Holders included in such registration statement. Each of the Founders and each Holder of Registrable Securities desiring to have its Registrable Securities registered under this Section 4 shall so advise the Company in writing within 15 days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering advises the Company in writing that the total amount or kind of securities which the Founders and the Holders of Registrable Securities, the Company and any other persons or entities intended to be included in such proposed public offering is sufficiently large to materially adversely affect the success of such proposed public offering, then (A) the amount or kind of securities to be offered for the accounts of the Company and holders of securities of the Company (except for the Founders and Securityholders), to the extent that the Company did not initiate such registration for its own account or such holders of securities are not Requesting Securityholders, shall first be reduced pro rata, and (B) if the amount of securities to be offered for such accounts is reduced to zero, to the extent further reduction is necessary, the amount or kind of securities to be offered for the accounts of the Founders shall next be reduced pro rata and, (C) if the amount of securities to be offered for the accounts of the Founders is reduced to zero, to the extent further reduction is necessary, the amount or kind of securities to be offered for the accounts of the Securityholders of Registrable Securities shall then be reduced pro rata to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters before the securities offered by the Company, to the extent the Company has initiated the registration for its own account, or any Requesting Securityholder, are so reduced.

        Notwithstanding the foregoing, the Company may withdraw any registration statement that is subject to this Section 4 at any time prior to the time it became effective.

        SECTION 5. REGISTRATION PROCEDURES.

        (a) General. In connection with the Company's registration obligations hereunder, the Company will:

                (i) prepare and file with the SEC a new Registration Statement or such amendments and post-effective amendments to an existing Registration Statement as may be necessary to keep such Registration Statement effective for the time periods set forth in Section 3(c), provided that no Registration Statement shall be required to remain in effect after all Registrable Securities covered by such Registration Statement have been sold and distributed as contemplated by such Registration Statement, and, provided, further, that as soon as practicable, but in no event later than three Business Days before filing such Registration Statement, any related Prospectus or any amendment or supplement thereto, other than any amendment or supplement which is automatically and solely made as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review of such Holders and underwriters; not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (other than any amendment or supplement which is automatically and solely made as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement) to which the managing underwriters of the applicable offering, if any, or the Holders of a majority of the Registrable Securities on a Registrable Class stock-equivalent basis covered by such Registration Statement (or, in the case of a registration pursuant to Section 3(a)(ii), the Holders of a majority of the Registrable Securities requested to be included by the Series C Preferred Stockholders; or, in the case of a registration pursuant to Section 3(a)(iii), Meadowlane) shall have reasonably objected in writing to the effect that such Registration Statement or amendment thereto or Prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act (provided that the foregoing shall not limit the right of any Holder whose Registrable Securities are covered by a Registration Statement to reasonably object, within two Business Days after receipt of such documents, to any particular information that is to be contained in such Registration Statement, amendment, Prospectus or supplement that relates specifically to such Holder, including, without limitation, any information describing the manner in which such Holder acquired such Registrable Securities and the intended method or methods of distribution of such Registrable Securities), and if the Company is unable to file any such document due to the objections of such underwriters or such Holders, the Company shall use its best efforts to cooperate with such underwriters and Holders to prepare, as soon as practicable, a document that is responsive in all material respects to the reasonable objections of such underwriters and Holders; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                      (ii) notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly (1) when a new Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or post-effective amendment, when it has become effective, (2) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (3) of the issuance by the SEC of any comments with respect to any filing, (4) of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (5) in the case of an Underwritten Offering, if at any time the representations and warranties of the Company contemplated by paragraph
        (xi) below cease to be true and correct as of any time they are required to be true and correct, (6) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (7) of the happening of any event which makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading; and make every reasonable effort to obtain as promptly as practicable the withdrawal of any order or other action suspending the effectiveness of any Registration Statement or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction;

                      (iii) if reasonably requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of a majority of the Registrable Securities (on a Registrable Class equivalent basis) being sold in such Underwritten Offering (or, in the case of a registration pursuant to Section 3(a)(ii), the

        Holders of a majority of the Registrable Securities requested to be included by the Series C Preferred Stockholders; or, in the case of a registration pursuant to Section 3(a)(iii), Meadowlane) agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the aggregate number of shares of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; and promptly make all required filings of such Prospectus supplement or post-effective amendment;

                      (iv) promptly after the filing of any document which is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders of the Registrable Securities covered thereby and the underwriters, if any;

                      (v) furnish to each selling Holder of Registrable Securities and each managing underwriter, without charge, the number of manually signed copies and as many conformed copies as may reasonably be requested, of the then effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                      (vi) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request;

                      (vii) use reasonable best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder of Registrable Securities or underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the then effective Registration Statement; provided, however, that the Company will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph (vii) or (2) subject itself to general taxation in any such jurisdiction where it would not otherwise be subject to such taxation.

                      (viii) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters or any other person;

                      (ix) upon the occurrence of any event contemplated by clause (7) of paragraph (ii) above, promptly prepare and furnish to the selling Holders a reasonable number of copies of a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                      (x) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which securities of the same class issued by the Company are then listed, if any, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form, and provide a transfer agent for such Registrable Securities no later than the effective date of such Registration Statement;

                      (xi) in the case of an Underwritten Offering, enter into an underwriting agreement and take all such other actions in connection therewith in order to expedite and facilitate the disposition of such Registrable Securities, in each case as is reasonable and customary, and in connection therewith, (1) make such representations and warranties to the Holders of such Registrable Securities and the underwriters in form, substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters and the selling Holders of such Registrable Securities and shall cover the matters customarily covered in opinions requested in secondary underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters); (3) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company addressed to the selling Holders of such Registrable Securities and the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings; (4) provide such indemnification and contribution undertakings pursuant to such underwriting agreement as are customarily included in such agreements or reasonably required by such underwriters; and (5) deliver such documents and certificates as may be reasonably requested by the selling Holders of such Registrable Securities and the managing underwriters to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company in respect of the relevant offering. The above shall be done at each closing under such underwriting or similar agreement;

                      (xii) provide a CUSIP number for the Registrable Securities no later than the effective date of such registration statement;

                      (xiii) in the case of any nonunderwritten offering: (1) obtain customary and reasonable opinions of counsel to the Company at the time of effectiveness of such

        Registration Statement covering such offering and updates thereof of customary frequency, addressed to each Holder of any Registrable Securities participating in such offering; (2) obtain "cold comfort" letters from the independent certified public accountants of the Company at the time of effectiveness of such Registration Statement and, upon the request of the Holders of a majority of the Registrable Securities (on a Registrable Class equivalent basis) covered by such registration statement, updates thereof of customary frequency, in each case addressed to each Holder of Registrable Securities participating in such offering and covering matters that are no more extensive in scope than would be customarily covered in "cold comfort" letters and updates obtained in secondary underwritten offerings by issuers with similar market capitalization and reporting and financial histories; provided that any letter or update described in this clause (2) shall only be required to the extent such letters are being issued in respect of nonunderwritten secondary offerings under then prevailing accounting practices; and (3) deliver a certificate of a senior executive officer of the Company at the time of effectiveness of such Registration Statement and, upon the request of the Holders of a majority of the Registrable Securities (on a Registrable Class equivalent basis) covered by such Registration Statement, updates thereof of customary frequency, such certificates to cover matters no more extensive in scope than those matters customarily covered in officer's certificates delivered in connection with underwritten offerings by issuers with similar market capitalization and reporting and financial histories;

                      (xiv) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and the federal and state securities laws relating to such registration and the distribution of the securities being offered and make generally available to its securities holders earnings statements satisfying the provisions of
        Section 11(a) of the Securities Act, no later than 60 days after the end of any 12-month period (or 120 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which the Registrable Securities are sold to underwriters in a firm commitment or best efforts offering, or, if not sold to underwriters in such an offering, beginning with the first month of the first fiscal quarter commencing after the effective date of such Registration Statement, which earning statements shall cover such 12-month periods;

                      (xv) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.;

                      (xvi) make available for inspection by a representative of the Holders of the Registrable Securities covered by such Registration Statement, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by, and to cooperate fully with, any such representative, underwriter, attorney or accountant in connection with such registration, and otherwise to cooperate fully in connection with any due diligence investigation; provided that such representatives, underwriters, or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure to them of any such information, records or documents;

                      (xvii) subject to the proviso in paragraph (vii) above, cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities (other than as may be required by the governmental agencies or authorities of any foreign jurisdiction and other than as may be required by a law applicable to a selling Holder by reason of its own activities or business other than the sale of Registrable Securities); and

                      (xviii)use its best efforts to take all action necessary or advisable to effect such registration in the manner contemplated by this Agreement and the applicable registration statement.

        The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

        (b) Holders' Obligations and Restrictions. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or related prospectus. Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(ii), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current Prospectus until (1) such Holder is advised in writing by the Company that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act or (2) such Holder receives copies of a supplemented or amended Prospectus contemplated by Section 5(a)(ix), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed. If the Company shall have given any such notice during a period when a demand registration is in effect or if any action is taken by the Company that results in Holders of the Registrable Securities covered thereby not being able to dispose of such Registrable Securities during the applicable period, without limiting any other remedy available to the Holders, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during which any such disposition of Registrable Securities is discontinued pursuant to this paragraph or as a result of such action. The Company shall use its best efforts to limit the duration of any discontinuance with respect to the disposition of Registrable Securities pursuant to this paragraph. The Company shall use its reasonable best efforts to keep the affected Holders informed from time to time of the status of such discontinuance.

        (c) Additional Procedures for Shelf Registration. If the Holders become entitled, pursuant to an event described in clause (ii) of the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in a Shelf Registration Statement, subsequent to the date such Shelf Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the then-effective Shelf Registration Statement, the Company, as promptly as reasonably practicable, shall file, in accordance with the procedures more particularly set forth in
Section 5(a), an additional Shelf Registration Statement with respect to any such new Registrable Securities. The Company shall use its best efforts to have any such additional Registration Statement declared effective as promptly as reasonably practicable after such filing and to keep such additional Shelf Registration Statement continuously effective during the period specified in the second paragraph of Section 3(b). A request to file an additional Shelf Registration Statement pursuant to this paragraph shall not constitute a demand under Section 3(a).

        SECTION 6. HOLDBACK AGREEMENT. In the case of any underwritten offering of Registrable Securities pursuant to Section 3, including under any Shelf Registration Statement, each of the Company and each of the Founders agrees, if and to the extent requested in writing by the managing underwriter or underwriters administering such offering, as promptly as reasonably practicable prior to the commencement of the 15-day period referred to below, not to effect any public sale or distribution (other than sales pursuant to the same Registration Statement, as permitted under this Agreement, or the Current Registration Statement, or any registration on Form S-8 or S-4 (or any successor or substantially similar form or a registration statement filed in connection with an exchange offer or offering or securities solely to the Company's existing securityholders) or a Rescission Offer Registration), of any equity securities of the Company during the period beginning 15 days prior to the closing date of each underwritten offering of Registrable Securities and during the period ending on the earlier of (i) 90 days after such closing date (provided, that if such underwritten offering is an initial public offering, the period referred to in this clause (i) shall be 180 days after such closing date) and (ii) the date such sale or distribution is permitted by such managing underwriter or underwriters. Any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during such period.

        SECTION 7. REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder, fees and expenses of other Persons retained by the Company, fees and expenses of one counsel for the Holders selected by the Holders of a majority of the Registrable Securities being sold pursuant to any registration (or, in the case of a registration pursuant to Section 3(a)(ii), the Holders of a majority of the Registrable Securities requested to be included by the Series C Preferred Stockholders; or, in the case of a registration pursuant to Section 3(a)(iii), Meadowlane), incurred in connection with each registration hereunder, and reasonable out-of-pocket expenses incurred by the Holders (all such expenses being referred to as "Registration Expenses"), shall be borne by the Company, whether or not any registration statement becomes effective; provided, that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities (other than sales of securities for the account of the Company).

        SECTION 8. INDEMNIFICATION.

        (a) Indemnification by the Company. The Company hereby agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities, its officers, directors, employees, partners, principals, equity holders, managed or advised accounts, advisors and agents, and each Person who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) resulting from (1) any untrue statement of a material fact in, or any omission of a material fact required to be stated in, any Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by any Holder or any underwriters expressly for use therein, (2) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any registration, qualification or compliance effected by the Company pursuant to its obligations hereunder, or (3) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed to undertake such registration or qualification on behalf of Holders in connection with the Company's obligations hereunder; provided, however, that the indemnification provided for in this Section 8(a) shall not inure to the benefit of any Holder with respect to any sale or disposition of Registrable Securities by such Holder in violation of the provisions of Section 5(b) hereof. If so requested, the Company will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if so requested.

        (b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, each such Holder hereby agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, the Company, its officers, directors, shareholders, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of material fact in, or any omission of a material fact required to be stated in, the Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion therein. If so requested, each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 8(b). In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company and the other persons described above shall be entitled to request indemnities from underwriters participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

        (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner or (C) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, as well as one local counsel in each relevant jurisdiction.

        (d) Contribution. If for any reason the indemnification provided for in
Section 8(a) or Section 8(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 8(a) and Section 8(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, determined by reference to whether the untrue statement of a material fact or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Holder of Registrable Securities, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided, that no indemnifying Holder shall be required to contribute an amount greater than the dollar amount of the net proceeds received by such indemnifying Holder with respect to the sale of the Registrable Securities giving rise to such indemnification obligation less any amounts otherwise paid or payable by such indemnifying Holder as damages, penalties or otherwise in connection with such matter. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

        SECTION 9. RULES 144 AND 144A. After the Company completes its initial public offering of securities, the Company shall use its reasonable best efforts to make publicly available and available to the Holders, pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to that Rule. The Company shall use its reasonable best efforts to file timely with the SEC all documents and reports required of the Company under the Exchange Act. After the Company completes its initial public offering of securities, the Company shall furnish to any Holder, upon request, a written statement executed on behalf of the Company as to compliance with the current public information requirements of Rule 144. In addition, the Company will provide to any Holder of a Registrable Security, or any potential purchaser of a Registrable Security, upon any such Person's reasonable request, the information required by paragraph (d)(4) of Rule 144A.

        SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

        (a) If any of the Registrable Securities covered by a demand registration hereunder are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering (or, in the case of a registration initiated pursuant Section 3(a)(ii), by the holders of a majority of the Registrable Securities requested to be included by the Series C Preferred Stockholders; or, in the case of a registration statement initiated pursuant to
Section 3(a)(iii), Meadowlane); provided further that such investment bankers and managers must be reasonably satisfactory to the Company, acting in good faith, based on identified business reasons specific to such bankers or managers.

        (b) No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 10 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

        (c) Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, 15 days prior to the closing date of the Underwritten Offering and 90 days thereafter or, as to an initial public offering of the securities of the Company, 15 days prior to the closing date of the Underwritten Offering and 180 days thereafter) specified by an underwriter of a Registrable Class or other securities of the Company of the same class as Registrable Securities, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees, Affiliates of the Securityholders or the partners of the Securityholders (and the equityholders of any successor entities thereto) and their Affiliates that agree to be similarly bound) any Registrable Securities of the Company of the same class as those offered pursuant to such registration statement held by it at any time during such period except Registrable Securities included in such registration; provided, however, that;

            (i) such agreement shall be applicable only during the three-year period following the date of the final prospectus distributed pursuant to the initial public offering of the Company's securities;

            (ii) all officers and directors of the Company, all holders of in excess of one percent of any class of securities of the Company, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into agreements which are no less restrictive;

            (iii) the aggregate of the period in which dispositions of Registrable Securities are restricted pursuant to this Section 10(c) and any period during which the filing of a registration statement is deferred pursuant to Section 3(a) and Section 3(d) shall not exceed 180 days in any 12 month period other than the 12 month period in which the effectiveness of the registration statement for the initial public offering of the securities of the Company occurs in which such aggregate shall not exceed 270 days;

            (iv) such restriction shall not prevent sales pursuant to Rule 144 or private placement sales to purchasers, Affiliates of the Securityholders or the partners of the Securityholders (and the equityholders of any successor entities thereto) and their Affiliates that agree to similar restrictions (which agreements shall not be required for sales made pursuant to Rule 144); and

            (v) this Section 10(c) shall not apply to any Holder that holds less than 2% of any class of securities of the Company.

        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are consistent with the provisions of this Section.

        SECTION 11. NO INCONSISTENT AGREEMENTS. The Company has not previously and shall not in the future enter into any agreement, arrangement or understanding with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

        SECTION 12. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this Section 12, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the Registrable Securities then outstanding and each Securityholder who is adversely affected.

        SECTION 13. REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically or to recover damages or to exercise any other remedy available to it at law or in equity. The foregoing rights and remedies shall be cumulative and the exercise of any right or remedy provided herein shall not preclude any Person from exercising any other right or remedy provided herein. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        SECTION 14. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or air-courier guaranteeing overnight delivery:

                (a) If to a Holder of Registrable Securities, at the current address for such Holder on the transfer records of the Company, which address initially is, with respect to each Holder:

                             For Constellation Venture Capital, L.P. and
                             Constellation Ventures
                             (BVI), Inc.:

                             Constellation Ventures Management, LLC
                             575 Lexington Avenue
                             New York, New York 10022
                             Attention: Clifford H. Friedman
                             Telecopy Number: (212) 272-7060

                             For Chase:

                             Chase Venture Capital Associates, L.P.
                             380 Madison Avenue, 12th Floor
                             New York, NY  10017
                             Attention:  I. Robert Greene
                             Telecopy Number:  (212) 622-3101

                             with copies to:

                             Kramer Levin Naftalis & Frankel LLP
                             919 Third Avenue

                             New York, NY  10022
                             Attention:  Howard A. Rothman, Esq.
                             Telecopy Number: (212) 715-8000

                             and

                             O'Sullivan, Graev & Karabell, LLP
                             30 Rockefeller Plaza, 24th Floor
                             New York, NY 10112
                             Attention:  Harvey M. Eisenberg, Esq.
                             Telecopy Number:  (212) 408-2420

                             For Cassandra/ARTISTdirect Partners, LLC:

                             561 Broadway, Suite 8C
                             New York, NY  10012
                             Attention: I. Robert Greene
                             Telecopy Number: (212) 622-3101

                             with copies to:

                             Kramer Levin Naftalis & Frankel LLP
                             919 Third Avenue
                             New York, NY  10022
                             Attention:  Howard A. Rothman, Esq.
                             Telecopy Number: (212) 715-8000

                             and

                             O'Sullivan, Graev & Karabell, LLP
                             30 Rockefeller Plaza, 24th Floor
                             New York, NY 10112
                             Attention:  Harvey M. Eisenberg, Esq.
                             Telecopy Number:  (212) 408-2420

                             For Flatiron Fund 1998/99, LLC and Flatiron
                             Associates, LLC:

                             Flatiron Partners
                             257 Park Avenue South, 12th Floor
                             New York, NY  10010
                             Attention: Michael F. Connor
                             Telecopy Number:  (212) 228-0552

                             with copies to:

                             Kramer Levin Naftalis & Frankel LLP

                             919 Third Avenue
                             New York, NY  10022
                             Attention:  Howard A. Rothman, Esq.
                             Telecopy Number: (212) 715-8000

                             and

                             O'Sullivan, Graev & Karabell, LLP
                             30 Rockefeller Plaza, 24th Floor
                             New York, NY 10112
                             Attention:  Harvey M. Eisenberg, Esq.
                             Telecopy Number:  (212) 408-2420

                             For Spinnaker Founders Fund, L.P., Spinnaker
                             Technology Fund, L.P., Spinnaker Clipper Fund,
                             L.P.:

                             Bowman Capital Management, L.L.C.
                             1875 South Grant Street, Suite 600
                             San Mateo, CA 94402
                             Attn:  Matthew Cowan
                             Telecopy Number (650) 572-1844

                             with copies to:

                             Shartsis, Friese & Ginsburg
                             One Maritime Plaza
                             Suite 1800
                             San Francisco, CA  94111
                             Telecopy Number: (415) 421-2922
                             Attn: Eric M. Sippel, Esq.

                             For Psilos Group Partners, L.P., CCP/Psilos
                             ARTISTdirect, LLC and CCP/Psilos UBL, LLC:

                             Psilos Group Partners, L.P.
                             CCP/Psilos ARTISTdirect, LLC
                             152 West 57th Street
                             33rd Floor
                             New York, NY  10019
                             Telecopy Number: (212) 957-2013
                             Attn:  Albert S. Waxman, Ph.D.

                             For Toronto Dominion Investments, Inc.:

                             Toronto Dominion Investments, Inc.
                             909 Fannin Street, Suite 1700

                             Houston, TX  77010
                             Attention: Martha Gariepy
                             Telecopy Number: (713) 652-2647

                             with copies to:

                             Kramer Levin Naftalis & Frankel LLP
                             919 Third Avenue
                             New York, NY  10022
                             Attention:  Howard A. Rothman, Esq.
                             Telecopy Number: (212) 715-8000

                             For Meadowlane Enterprises Ltd.:

                             c/o Cisneros Television Group
                             404 Washington Avenue
                             Miami Beach, FL 33139

                             with copies to:

                             Wachtell, Lipton, Rosen & Katz
                             51 West 52nd Street
                             New York, New York  10019
                             Attention: Andrew J. Nussbaum, Esq.
                             Fax: (212) 403-2331

                             For Universal Music Group, Inc.:

                             70 Universal City Plaza
                             Universal City, California 91608

                             with copies to:

                             Munger, Tolles & Olson LLP
                             355 S. Grand Ave., Floor 35
                             Los Angeles, California  90071-1560
                             Attention: Ruth E. Fisher, Esq.
                             Fax:  (213) 687-3702

            (b) If to Rubin, at the current address for Rubin on the transfer records of the Company, which address initially is:

                             Alan S. Halfon & Company
                             9595 Wilshire Boulevard
                             Suite 505
                             Beverly Hills, CA 90212
                             Attention:  Alan S. Halfon

                             Telecopy Number: (310) 385-1345

                             with copies to:

                             Paul, Hastings, Janofsky & Walker LLP
                             555 South Flower Street
                             23rd Floor
                             Los Angeles, CA 90071-2371
                             Attention:  Anna M. Graves, Esq.
                             Telecopy Number: (213) 627-0705

            (c) If to Di Dia, at the current address for Di Dia on the transfer records of the Company, which address initially is:

                             Mark Di Dia
                             2121 Kress Street
                             Los Angeles, CA  90046

            (d) If to Van Dalsem, at the current address for Van Dalsem on the transfer records of the Company, which address initially is:

                             Bruce E. Van Dalsem, Esq.
                             c/o Gradstein, Luskin & Van Dalsem, PC
                             12100 Wilshire Boulevard, Suite 350
                             Los Angeles, CA  90025

            (e) If to Gradstein, at the current address for Gradstein on the transfer records of the Company, which address initially is:

                             Henry D. Gradstein, Esq.
                             c/o Gradstein, Luskin & Van Dalsem, PC
                             12100 Wilshire Boulevard, Suite 350
                             Los Angeles, CA  90025

            (f) If to the Company or to the Founders, initially to:

                             ARTISTdirect, Inc.
                             17835 Ventura Boulevard
                             Suite 310
                             Encino, California 91316
                             Telecopy Number: (818) 758-8722

                             with a copy to:

                             Allen D. Lenard, Esq.
                             Lenard & Gonzalez, LLP
                             1900 Avenue of The Stars
                             Los Angeles, California 90067
                             Telecopy Number: (310) 552-0740


and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section 14.

            (b) All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery, telecopier or telegram, on the date of such delivery (assuming delivery is confirmed), (ii) in the case of overnight guaranteed delivery air courier, on the Business Day after the date when sent and (iii) in the case of mailing, on the third Business Day following such mailing.

        SECTION 15. SUCCESSORS AND ASSIGNS. Subject to compliance with Article V of the Stockholders Agreement, any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder in connection with the transfer of its Registrable Securities without the prior written consent of the Company; provided (a) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 6 (if applicable to the transferor); and (c) such transferee or assignee
(i) agrees to act through a single representative with the transferring Holder for the purpose of exercising rights, receiving notices and taking action hereunder, or (ii) acquires all of the shares of Registrable Securities held by such transferring Holder or at least one million (1,000,000) shares of such Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations). Any such transferee or assignee shall be subject to all rights and obligations hereunder and, if requested by the Company, shall agree in writing to be bound by the terms of this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, subsequent Holders of the Registrable Securities.

        SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        SECTION 17. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        SECTION 18. GOVERNING LAW; FORUM. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of Delaware without regard to the principles thereof relating to conflict of laws. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of Los Angeles, State of California. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 14 hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement.

        SECTION 19. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        SECTION 20. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including but not limited to, that certain Second Amended and Restated Registration Rights Agreement dated as of May 18, 1999, among ARTISTdirect, LLC, a California limited liability company (the Company's predecessor) and certain of the Company's stockholders, as amended by that certain First Amendment to Second Amended and Restated Registration Rights Agreement dated as of October 6, 1999.

        SECTION 21. ATTORNEYS' FEES. In any proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.


                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                          ARTISTDIRECT, INC.


                                          By:
                                             -----------------------------------
                                                   Name:
                                                   Title:


                                          CHASE VENTURE CAPITAL ASSOCIATES, L.P.
                                                   By:   Chase Capital Partners,
                                                         L.P.,
                                                   its General Partner


                                          By:
                                             -----------------------------------
                                                   Name:
                                                   Title:


                                          CASSANDRA/ARTISTDIRECT PARTNERS, LLC
                                          By:      Chase Venture Capital
                                                   Associates, L.P.,
                                                   its Managing Member

                                          By:      Chase Capital Partners, L.P.,
                                                   its General Partner


                                          By:
                                             -----------------------------------
                                                   Name:
                                                   Title:



                                          CCP/PSILOS ARTISTDIRECT, LLC
                                          By:      Psilos Group Investors, LLC,
                                                   its Managing Member


                                          By:
                                             -----------------------------------
                                                   Name: Albert S. Waxman, Ph.D.
                                                   Title: Senior Managing
                                                   Director

                                          CCP/PSILOS UBL, LLC
                                          By:      Psilos Group Investors, LLC,
                                                   its Managing Member


                                          By:
                                             -----------------------------------
                                                   Name: Albert S. Waxman, Ph.D.
                                                   Title: Senior Managing
                                                   Director


                                          FLATIRON FUND 1998/99, LLC


                                          By:
                                             -----------------------------------
                                                   Fred Wilson
                                                   Managing Member


                                          FLATIRON ASSOCIATES, LLC


                                          By:
                                             -----------------------------------
                                                   Fred Wilson
                                                   Managing Member


                                          SPINNAKER TECHNOLOGY FUND, L.P.
                                          By:    Bowman Capital Management,
                                          L.L.C., its General Partner


                                          By:
                                             -----------------------------------
                                                   Name:  Eric Moore
                                                   Title: Controller


                                          SPINNAKER FOUNDERS FUND, L.P.
                                          By:      Bowman Capital Management,
                                          L.L.C., its General Partner


                                          By:
                                             -----------------------------------
                                                   Name:  Eric Moore
                                                   Title: Controller

                                          SPINNAKER CLIPPER FUND, L.P.
                                          By:      Bowman Capital Management,
                                          L.L.C., its General Partner


                                          By:
                                             -----------------------------------
                                                   Name:  Eric Moore
                                                   Title:  Controller


                                          PSILOS GROUP PARTNERS L.P.
                                          By:      Psilos Group Investors, LLC,
                                                   its General Partner


                                          By:
                                             -----------------------------------
                                                   Name: Albert S. Waxman, Ph.D.
                                                   Title: Senior Managing
                                                   Director


                                          TORONTO DOMINION INVESTMENTS, INC.


                                          By:
                                             -----------------------------------
                                                   Name:  Carole Clause
                                                   Title:  President


                                          CONSTELLATION VENTURE CAPITAL, L.P.
                                          By:      Constellation Ventures
                                                   Management LLC, its General
                                                   Partner


                                          By:
                                             -----------------------------------
                                                   Clifford H. Friedman
                                                   Member

                                          CONSTELLATION VENTURES (BVI), INC.


                                          By:
                                             -----------------------------------
                                                   Clifford H. Friedman
                                                   President and Chief Executive
                                                   Officer


                                          MEADOWLANE ENTERPRISES, LTD.

                                          By:
                                             -----------------------------------

                                          --------------------------------------

                                          --------------------------------------


                                          UNIVERSAL MUSIC GROUP, INC.

                                          By:
                                             -----------------------------------

                                          --------------------------------------

                                          --------------------------------------


                                          --------------------------------------
                                          Rick Rubin


                                          --------------------------------------
                                          Mark Di Dia


                                          --------------------------------------
                                          Bruce E. Van Dalsem


                                          --------------------------------------
                                          Henry D. Gradstein


                                          --------------------------------------
                                          Marc P. Geiger


                                          --------------------------------------
                                          Donald P. Muller

                                 AMENDMENT NO. 1
                              TO THIRD AMENDED AND
                     RESTATED REGISTRATION RIGHTS AGREEMENT



                  This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made and entered into as of December 20, 1999, by and among ARTISTDIRECT, INC, a Delaware corporation ("AD"), CHASE VENTURE CAPITAL ASSOCIATES, a California limited partnership, CASSANDRA/ARTISTDIRECT PARTNERS, LLC, a Delaware limited liability company, CCP/PSILOS ARTISTDIRECT, LLC, a Delaware limited liability company, CCP/PSILOS UBL, LLC, a Delaware limited liability company, FLATIRON FUND 1998/99 LLC, a Delaware limited liability company, FLATIRON ASSOCIATES, LLC, a Delaware limited liability company, SPINNAKER TECHNOLOGY FUND, L.P., a Delaware limited partnership, SPINNAKER FOUNDERS FUND, L.P., a Delaware limited partnership, SPINNAKER CLIPPER FUND, L.P., a Delaware limited partnership, PSILOS GROUP PARTNERS L.P., a Delaware limited partnership, TORONTO DOMINION INVESTMENTS, INC., a Delaware corporation, CONSTELLATION VENTURE CAPITAL, L.P., a Delaware limited partnership, CONSTELLATION VENTURES (BVI), INC., a British Virgin Islands corporation, MEADOWLANE ENTERPRISES LTD., a British Virgin Islands limited company ("Meadowlane"), UNIVERSAL MUSIC GROUP, INC., a California corporation ("Universal"), BMG MUSIC d/b/a BMG ENTERTAINMENT, a New York general partnership ("BMG"), YAHOO! INC, a Delaware corporation ("Yahoo!"), SONY MUSIC, a Group of SONY MUSIC ENTERTAINMENT INC., a Delaware corporation ("Sony"), ART-DIR HOLDINGS INC., a Delaware corporation ("Art-Dir Holdings") and MAVERICK RECORDING COMPANY, a California general partnership ("Maverick") (the foregoing entities, collectively and with the exception of AD, the "Investor Securityholders"), MARK DI DIA, an individual ("Di Dia"), BRUCE E. VAN DALSEM, an individual ("Van Dalsem"), HENRY D. GRADSTEIN, an individual ("Gradstein"), and RICK RUBIN an individual ("Rubin"; each of the Investor Securityholders, Di Dia, Van Dalsem, Gradstein and Rubin, a "Securityholder" and collectively, the "Securityholders"), MARC P. GEIGER, an individual residing at 3378 Alginet Drive, Encino, California 91436 ("Geiger"), and DONALD MULLER, an individual residing a 20324 Howard Court, Woodland Hills, California 91364 ("Muller").

                  The Company and Securityholders (other than BMG, Yahoo! Inc., Sony, Art-Dir Holdings and Maverick) are parties to that certain third Amended and Restated Registration Rights Agreement dated as of November 12, 1999 (the "Existing Registration Rights Agreement").

                  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed them in the Existing Registration Rights Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and each of the parties hereto, intending legally to be bound, hereby agree as follows.

                  SECTION 1. AMENDMENTS TO EXISTING REGISTRATION RIGHTS AGREEMENT. The Existing Registration Rights Agreement is hereby amended as follows:

                  (a) BMG, Yahoo!, Sony, Art-Dir Holdings and Maverick shall each be added as parties to the Existing Registration Rights Agreement.

                  (b) The definition of "Consent Letter" in Section 1 of the Existing Registration Rights Agreement is hereby deleted in its entirety.

                  (c) Sub-section (iii) of the first sentence of the definition of "Registrable Securities" in Section 1 of the Existing Registration Rights Agreement is hereby amended and restated in its entirety as follows:

                  "(iii) any shares of common stock acquired from time to time
                  (A) from the Company pursuant to Section 2.1 of the Stockholders Agreement, (B) pursuant to Section 5.5 of the Stockholders Agreement, or (C) upon exercise of the warrant issued to Yahoo! in connection with that certain Letter of Understanding dated as of December 1, 1999, between the Company and Yahoo!,"

                  (d) The definition of "Series C Preferred Stockholder" in
Section 1 of the Existing Registration Rights Agreement is hereby amended and restated in its entirety as follows:

                  ""Series C Preferred Stockholder" shall mean Meadowlane, Universal, BMG, Yahoo!, Sony, Art-Dir Holdings, Maverick and any of their permitted transferees pursuant to Section 5.5 of the Stockholders Agreement and to whom such transferees are assigned rights hereunder pursuant to Section 15 hereunder."

                  (e) The first paragraph of Section 3(a)(ii) of the Existing Registration Rights Agreement is hereby amended and restated in its entirety as follows:

                  "Series C Preferred Demand. Upon the written request of one or more Series C Preferred Stockholders requesting that the Company effect the registration under the Securities Act, at any time after the earlier of (A) May 18, 2004 or (B) the one-year anniversary of the consummation of the initial public offering of the securities of the Company, of Registrable Securities constituting the Series C Requisite Share Number, and specifying the intended method of disposition thereof (which may, if the Company is eligible to register common stock on Form S-3 or any similar form, include a continuous or delayed offering pursuant to a Shelf Registration Statement), the Company will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of such Registrable Securities; provided, however, that the Company shall not be obligated (X) to effect more than five demand registrations pursuant to this Section 3(a)(ii) or (Y) register any Registrable Securities pursuant to this Section 3(a)(ii) for a period of 6 months following the date on which a Registration Statement filed in respect of any previous demand registration under Section 3(a), if any, was declared effective; provided further, that the Company's delay right set forth in the foregoing proviso shall not apply to any registration request pursuant to this Section 3(a)(ii) delivered to the Company within 60 days of the expiration of the applicable lock-up period described in clauses (ii)(A) and (ii)(B) above."

                  (f) Section 14(a) of the Existing Registration Rights Agreement is hereby amended by adding the following addresses:

                                    For BMG Music d/b/a BMG Entertainment

                                    1540 Broadway
                                    New York, NY 10036-4098

                                    Attention: Vice President, Corporate
                                    Development

                                    with copies to:

                                    Levin & Srinivasen
                                    1776 Broadway, 19th Floor
                                    New York, NY 10019
                                    Attention:  Greg Srinivasan, Esq.
                                    Telecopy Number: (212) 957-4565


                                    For Yahoo! Inc.

                                    3420 Central Expressway
                                    Santa Clara, California 95051
                                    Attention: Senior Vice President,
                                    Corporate Development
                                    Telecopy Number: (408) 731-3400

                                    with copies to:

                                    Yahoo! Inc.
                                    3420 Central Expressway
                                    Santa Clara, California 95051
                                    Attention:  General Counsel
                                    Telecopy Number: (408) 731-3400


                                    For Sony Music, a Group of Sony Music
                                    Entertainment Inc.

                                    550 Madison Avenue
                                    New York, New York 10022

                                    Attention: Senior Vice President, Business
                                    Affairs and Administration
                                    Telecopy Number: (212) 833-7844

                                    with copies to:

                                    550 Madison Avenue
                                    New York, New York 10022
                                    Attention: Senior Vice President and General
                                    Counsel
                                    Telecopy Number: (212) 833-8083

                                    and

                                    Rosenman & Colin LLP
                                    575 Madison Avenue
                                    New York, New York 10022
                                    Attention: Lisa Weiss, Esq.
                                    Telecopy Number: (212) 940-8776


                                    For Art-Dir Holdings Inc.

                                    c/o Time Warner Inc.
                                    75 Rockefeller Plaza
                                    New York, New York 10019
                                    Attention: General Counsel

                                    with copies to:

                                    Cravath, Swaine & Moore
                                    Worldwide Plaza
                                    825 Eighth Avenue
                                    New York, New York 10019
                                    Attention: Faiza J. Saeed, Esq.

                                    For Maverick Recording Company

                                    c/o Maverick Records LLC
                                    9348 Civic Center Drive
                                    Beverly Hills, CA  90210
                                    Attn:  Ms. Ronnie Dashev
                                    Facsimile:  (310) 385-9087

                                    and:

                                    SR/MDM Venture, Inc.

                                    c/o Warner Bros. Records Inc.
                                    3300 Warner Boulevard
                                    Burbank, CA  91505-4694
                                    Attn:  Vice Chairman
                                    Facsimile:  (818) 840-2382

                                    with copies to:

                                    Grubman, Indursky & Schindler, P.C.
                                    152 West 57th Street
                                    New York, NY  10019
                                    Attn:  Donald R. Friedman, Esq.
                                            or Alan Grubman, Esq.
                                    Facsimile:  (212) 554-0444

                                    Kramer Levin Naftalis & Frankel LLP
                                    919 Third Avenue
                                    New York, NY  10022
                                    Attn:  Howard J. Rothman, Esq.
                                    Facsimile:  (212) 715-8000

                                    Legal Department
                                    Warner Music Group Inc.
                                    4000 Warner Boulevard
                                    Burbank, CA  91522
                                    Attn:  General Counsel
                                    Facsimile:  (818) 954-5274

                                    Cravath, Swaine & Moore
                                    Worldwide Plaza
                                    825 Eighth Avenue
                                    New York, NY  10019
                                    Attn:  Faiza J. Saeed, Esq.
                                    Facsimile: (212) 474-3700


                  SECTION 2. NO OTHER CHANGES. Except as expressly provided for in Section 1 above, all of the provisions of the Existing Registration Rights Agreement shall continue in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                     ARTISTDIRECT, INC.


                                     By:
                                         -------------------------------------
                                          Name:
                                          Title:


                                     CHASE VENTURE CAPITAL ASSOCIATES, L.P.
                                     By:   Chase Capital Partners, L.P.,
                                           its General Partner


                                     By:
                                         --------------------------------------
                                          Name:
                                          Title:


                                     CASSANDRA/ARTISTDIRECT PARTNERS, LLC
                                     By: Chase Venture Capital Associates, L.P.,
                                         its Managing Member

                                     By: Chase Capital Partners, L.P.,
                                         its General Partner


                                     By:
                                         --------------------------------------
                                          Name:
                                          Title:


                                     CCP/PSILOS ARTISTDIRECT, LLC
                                     By: Psilos Group Investors, LLC,
                                         its Managing Member



                                     By:
                                        ---------------------------------------
                                          Name:  Albert S. Waxman, Ph.D.
                                          Title: Senior Managing Director

                                     CCP/PSILOS UBL, LLC
                                     By: Psilos Group Investors, LLC,
                                         its Managing Member



                                     By:
                                         --------------------------------------
                                          Name:  Albert S. Waxman, Ph.D.
                                          Title: Senior Managing Director


                                     FLATIRON FUND 1998/99, LLC


                                     By:
                                        ---------------------------------------
                                          Fred Wilson
                                          Managing Member


                                     FLATIRON ASSOCIATES, LLC


                                     By:
                                        ---------------------------------------
                                          Fred Wilson
                                          Managing Member


                                     SPINNAKER TECHNOLOGY FUND, L.P.
                                     By: Bowman Capital Management, L.L.C., its
                                     General Partner


                                     By:
                                        ---------------------------------------
                                          Name:  Eric Moore
                                          Title: Controller


                                     SPINNAKER FOUNDERS FUND, L.P.
                                     By: Bowman Capital Management, L.L.C., its
                                     General Partner


                                     By:
                                        ---------------------------------------
                                          Name:  Eric Moore
                                          Title: Controller

                                     SPINNAKER CLIPPER FUND, L.P.
                                     By: Bowman Capital Management, L.L.C., its
                                     General Partner



                                     By:
                                        ---------------------------------------
                                          Name:  Eric Moore
                                          Title:  Controller



                                     PSILOS GROUP PARTNERS L.P.
                                     By:  Psilos Group Investors, LLC,
                                          its General Partner



                                     By:
                                        ---------------------------------------
                                          Name:  Albert S. Waxman, Ph.D.
                                          Title: Senior Managing Director



                                     TORONTO DOMINION INVESTMENTS, INC.


                                     By:
                                        ---------------------------------------
                                           Name:  Carole Clause
                                           Title:  President


                                     CONSTELLATION VENTURE CAPITAL, L.P.
                                     By: Constellation Ventures Management LLC,
                                         its General Partner


                                     By:
                                         --------------------------------------
                                           Clifford H. Friedman
                                           Member

                                     CONSTELLATION VENTURES (BVI), INC.


                                     By:
                                         --------------------------------------
                                           Clifford H. Friedman
                                           President and Chief Executive Officer


                                     MEADOWLANE ENTERPRISES, LTD.

                                     By:
                                         ---------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     UNIVERSAL MUSIC GROUP, INC.

                                     By:
                                         ---------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     ------------------------------------------
                                     Rick Rubin

                                     ------------------------------------------
                                     Mark Di Dia

                                     -------------------------------------------
                                     Bruce E. Van Dalsem

                                     -------------------------------------------
                                     Henry D. Gradstein

                                     -------------------------------------------
                                     Marc P. Geiger

                                     -------------------------------------------
                                     Donald P. Muller

                                     BMG MUSIC d/b/a BMG ENTERTAIMENT



                                     By:
                                         ---------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     YAHOO! INC.


                                     By:
                                         ---------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     SONY MUSIC, a group of SONY MUSIC
                                     ENTERTAINMENT INC.


                                     By:
                                         ---------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     ART-DIR HOLDINGS, INC.



                                     By:
                                         ---------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     MAVERICK RECORDING COMPANY


                                     By:
                                         --------------------------------------
                                           Name: Guy Oseary
                                           Its: Co-Chief Executive Officer